Revenue from Contracts with Clients - Contract assets and liabilities (Details) - Predecessor $ in Thousands	11 Months Ended
Nov. 19, 2018 USD ($)
Contract Liabilities
Balance at the beginning of period	$ (36,939)
Decrease due to amortization of deferred revenue	20,212
Decrease due to completion of prepaid services	2,305
Increase due to cash received, excluding amounts recognized as revenue	(1,824)
Decrease due to Fresh Start Accounting adjustments	$ 16,246